UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

Acadia Pharmaceuticals Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12830 El Camino Real, Suite 400
San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 558-2871

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 24, 2026, Acadia Pharmaceuticals Inc. (the “Company”) announced Phase 3 enabling topline results from the Phase 2 portion of the ongoing RADIANT clinical trial program evaluating remlifanserin for the treatment of hallucinations and delusions associated with Alzheimer’s disease psychosis (“ADP”). A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such filing.

Item 8.01	Other Events.

On September 24, 2026, the Company announced Phase 3 enabling topline results from the Phase 2 portion of the ongoing RADIANT clinical trial program evaluating remlifanserin for the treatment of hallucinations and delusions associated with ADP.

For the primary endpoint of change from baseline in the Scale for the Assessment of Positive Symptoms-Hallucinations and Delusions subscales (SAPS-H+D), once daily 60 mg remlifanserin demonstrated a change of -12.6 versus a -10.4 change for placebo at week 6, yielding a standardized effect size of 0.26 (p=0.0603). For the key secondary endpoint, Clinical Global Impression – Severity (CGI-S-ADP), the 60 mg dose achieved a change from baseline of –1.3 versus a change of –0.9 for placebo at week 6, yielding a standardized effect size of 0.37 [p=0.0077 (nominal)]. On both efficacy measures, the difference in the 60 mg dose versus placebo increased through the 6-week treatment period. The 30 mg dose showed minimal improvement across endpoints compared to placebo. All analyses were performed in the pre-specified modified full analysis set (mFAS1) population.

In this study, across both doses, remlifanserin demonstrated a favorable safety profile, with rates of adverse events, serious adverse events, and discontinuations due to adverse events, similar to placebo. There was no signal of QT prolongation versus placebo. This dataset suggests no negative impact on motor symptoms or cognition. Additionally, there were no deaths in the remlifanserin treatment arms.

Given these data, the Company plans to continue enrolling its two ongoing Phase 3 studies evaluating remlifanserin in ADP while implementing amendments to the Phase 3 program, including removing the 30 mg dosage arm.

The Company plans to present detailed safety and efficacy results from the RADIANT Phase 2 study in an oral presentation at the upcoming Clinical Trials on Alzheimer’s Disease (CTAD) conference, taking place November 16-19, 2026 in Boston.

Additionally, remlifanserin is currently being investigated in an additional Phase 2 study to evaluate its efficacy, safety and tolerability for the treatment of Lewy body dementia psychosis.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact and can be identified by terms such as “intends,” “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions (including the negative thereof) intended to identify forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K, include, but are not limited to, statements about: (i) the Company’s clinical development plans to continue the Phase 3 portion of the program related to remlifanserin in Alzheimer’s disease psychosis and the Phase 2 study of remlifanserin in Lewy body dementia psychosis, (ii) the Company’s plans to implement protocol amendments to the Phase 3 portion of the program, and (iii) the safety profile of remlifanserin, and the potential benefits that remlifanserin could provide to patients suffering with psychosis associated with Alzheimer’s disease. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the Company’s actual results, performance or achievements to differ materially and adversely from those anticipated or implied by the Company’s forward-looking statements. Such risks, uncertainties, assumptions and other factors include, but are not limited to: risks associated with the discovery, development and regulation of pharmaceutical products in general; risks that the Company’s future clinical trials may not support approval of the Company’s product candidates; risks that future clinical trial results may not be consistent with interim, initial, preliminary or topline results or results from prior preclinical studies or clinical trials; the Company’s dependency on the continued successful commercialization of Nuplazid (Pimavanserin) and Daybue (Trofinetide) and the Company’s ability to maintain or increase sales of Nuplazid and Daybue; the Company’s ability to generate or obtain the necessary capital to fund the Company’s clinical development plans; the timing and results of the Company’s clinical trials; the Company’s ability to maintain, protect and enhance the Company’s intellectual property; and the Company’s ability to continue to stay in compliance with applicable laws and regulations. Given the risks and uncertainties, you should not place undue reliance on these forward-looking statements. For a discussion of these and other risks, uncertainties, assumptions and other factors that may cause the Company’s actual results, performance or achievements to differ, please refer to the Company’s quarterly report on Form 10-Q for the period ended June 30, 2026 filed with the Securities and Exchange Commission on August 5, 2026, as well as the Company’s subsequent filings with the Securities and Exchange Commission from time to time. The forward-looking statements contained herein are made as of the date hereof, and the Company undertakes no obligation to update them after this date, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated September 24, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acadia Pharmaceuticals Inc.

Date: September 24, 2026	By:	/s/ Jennifer J. Rhodes
Jennifer J. Rhodes Executive Vice President, Chief Legal Officer